Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
15.      Subsequent Events

(a)
At-The-Market (“ATM”) Offering: Subsequent to the balance sheet date and up to February 15, 2023, a total of 224,817 shares of the Company’s common stock were issued as part of the Company’s ATM offering (Note 10), and the net proceeds received, after deducting agent’s commissions, amounted to $694. The Company terminated its ATM agreement on February 27, 2023.

(b)
Conversion of Series B Preferred Shares to Series C Preferred Shares: On February 13, 2023, the Company notified its Series B preferred stockholders, that pursuant to the effective registration statement on Form F-3 filed by the Company with the U.S. Securities and Exchange Commission on January 27, 2023, the holders of the Company’s issued and outstanding Series B Preferred Shares may at any time through and including March 15, 2023, convert, at the option of the holder, one Series B Preferred Share, for additional cash consideration of $7.50 per converted Series B Preferred Share, into two shares of Series C Convertible Cumulative Perpetual Preferred Stock. Upon the closing of the conversion period on March 15, 2023, 85,535 Series B preferred shares have been converted to 171,070 Series C preferred shares, and the Company collected gross proceeds of $642.

(c)
Registered Direct Offering: On March 3, 2023, the Company completed a registered direct offering of (i) 5,556,000 of its common shares, $0.01 par value per share, (ii) Series A Warrants to purchase up to 3,611,400 common shares and (iii) Series B Warrants to purchase up to 4,167,000 common shares directly to several institutional investors. Each Series A Warrant and each Series B Warrant are immediately exercisable upon issuance for one common share at an exercise price of $2.25 per share and expire five years after the issuance date. Alternatively, each Series A Warrant will become exchangeable for one common share beginning on the earlier of 30 days following the closing of the Offering and the date on which the cumulative trading volume of the Company’s common shares following the date of entry into a securities purchase agreement with the purchasers in this offering exceeds 15,000,000 shares. At closing, the Company received proceeds of $11,586, net of placement agent’s fees and expenses. Subsequent to the closing and through March 22, 2023, the Company received exercise notices for 2,589,600 Series A warrants, and thus, 2,589,600 common shares were issued for no cash consideration, according to the terms of the Form of Warrant.

(d)
Shipbuilding Contract for the Construction of an Oil Tanker: On March 7, 2023, the Company, through a newly established subsidiary, entered into a shipbuilding contract with China Shipbuilding Trading Company Limited and Shanghai Waigaoqiao Shipbuilding Company Limited for the construction of a product/crude oil tanker of approximately 114,000 dwt. The newbuilding (H1515) has a gross contract price of $63,250 and the Company expects to take delivery of it by the end of October 2025. The purchase price of the newbuilding will be paid in five instalments, with the first one at $9,488, the second, third and fourth at $6,325 each, and the final instalment for the balance of the amount or $34,787.

(e)
Dividend Payment to the Series B and Series C Preferred Stockholders: On March 15, 2023, the Company paid cash dividends to its Series B and Series C preferred stockholders amounting to $15 (or $0.25 per share) and $458 (or $0.3125 per share), respectively, according to the terms of each preferred stock, out of which $411 were paid to Mango (Note 5).